                                                              EXHIBIT (a)(1)(ii)

                             LETTER OF TRANSMITTAL
                       To Tender Shares of Common Stock

                                      of

                             Pitt-Des Moines, Inc.

                       Pursuant to the Offer to Purchase
                            dated February 7, 2002

                                      by

                         Ironbridge Acquisition Corp.
                         a wholly-owned subsidiary of

                            Ironbridge Holding LLC

  ----------------------------------------------------------------------------
  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME, ON THURSDAY, MARCH 7, 2002, UNLESS THE OFFER IS EXTENDED.
  ----------------------------------------------------------------------------

                      The Paying Agent for the Offer is:

                         Mellon Investor Services LLC

              By First Class Mail:         By Overnight Courier or
                                               Certified Mail:
          Mellon Investor Services LLC  Mellon Investor Services LLC
            Reorganization Department     Reorganization Department
              Post Office Box 3301           85 Challenger Road
           South Hackensack, NJ 07606         Mail Drop-Reorg.
                                          Ridgefield Park, NJ 07660
                                        Facsimile No.: (201) 296-4293
                                        Confirm Receipt of Facsimile
                                                By Telephone:
                    By Hand:                   (201) 296-4860
          Mellon Investor Services LLC
            Reorganization Department
            120 Broadway, 13th Floor
               New York, NY 10271

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   The names and addresses of the registered holders should be printed, if not already below, exactly as they appear on the certificates evidencing Shares ("Share Certificates") tendered hereby. The Share Certificates and the Shares (as defined below) that the undersigned wishes to tender should be indicated in the appropriate boxes.

                                         DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------
  Name(s) & Address(es) of Registered
      Holder(s) (Please fill in,
if blank, exactly as name(s) appear(s)                 Share Certificate(s) and Share(s) Tendered
       on Share Certificate(s))                      (Attach additional signed list, if necessary)
---------------------------------------------------------------------------------------------------
                                                                         Total Number
                                                                           of Shares    Number of
                                          Share Certificate              Evidenced By     Shares
                                             Number(s)*                 Certificate(s)* Tendered**
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                          Total Shares
--------------------------------------------------------------------------------------------------
 * Need not be completed by Book-Entry Shareholders.
** Unless otherwise indicated, all Shares evidenced by Certificates delivered to the
   Paying Agent will be deemed to have been tendered hereby. See Instruction 4.

   This Letter of Transmittal is to be completed by shareholders, either if Share Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares are to be made by book-entry transfer into the account of Mellon Investor Services LLC, as Paying Agent (the "Paying Agent"), at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Shareholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders."

   Holders of Shares whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Paying Agent prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase (as defined below)), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Paying Agent.

[_] CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN
    ACCOUNT MAINTAINED BY THE PAYING AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution: ___________________________________________

   Account Number:___________________________________________________________

   Transaction Code Number:__________________________________________________

[_] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE PAYING AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Owner(s):___________________________________________

   Window Ticket Number (if any):____________________________________________

   Date of Execution of Notice of Guaranteed Delivery:_______________________

   Name of Institution that Guaranteed Delivery:_____________________________

   Account Number:___________________________________________________________

   Transaction Code Number:__________________________________________________

[_] CHECK HERE IF ANY OF YOUR SHARE CERTIFICATES HAS BEEN LOST, DESTROYED OR
    STOLEN. SEE INSTRUCTION 11.

                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to Ironbridge Acquisition Corp., a Pennsylvania corporation ("Purchaser") and a wholly-owned subsidiary of Ironbridge Holding LLC, a Delaware limited liability company ("Parent"), the above-described shares of Common Stock, no par value per share (the "Common Stock"), of Pitt-Des Moines, Inc., a Pennsylvania corporation (the "Company") (the "Shares"), at a purchase price of $33.90 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 7, 2002 (the "Offer to Purchase") and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, receipt of which is hereby acknowledged.

   Subject to, and effective upon, acceptance for payment for the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends, distributions (including additional Shares) or rights declared, paid or issued with respect to the tendered Shares on or after the date hereof and payable or distributable to the undersigned on a date prior to the transfer to the name of Purchaser or nominee or transferee of Purchaser on the Company's stock transfer records of the Shares tendered herewith (collectively, a "Distribution"), and appoints the Paying Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distribution) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Share Certificates (as defined herein) (and any Distribution) or transfer ownership of such Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together in either case with appropriate evidences of transfer, to the Paying Agent for the account of Purchaser, (b) present such Shares (and any Distribution) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

   The undersigned irrevocably appoints designees of Purchaser as such shareholder's proxy, with full power of substitution, to the full extent of such shareholder's rights with respect to the Shares tendered by such shareholder and accepted for payment by Purchaser and with respect to any and all other Shares or other securities issued or issuable in respect of such Shares on or after the date hereof. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior proxies given by such shareholder with respect to such Shares (and such other shares and securities) will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Purchaser will be empowered to exercise all voting and other rights of such shareholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's shareholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's payment for such Shares, Purchaser must be able to exercise full voting rights with respect to such Shares.

   The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distribution) tendered hereby and (b) when the Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Shares (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Paying Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distribution). In addition, the undersigned shall promptly remit and transfer to the Paying Agent for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof, Purchaser will be, subject to applicable law, entitled to all rights and privileges as owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

   All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

   Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date (as defined in the Offer to Purchase) and, unless theretofore accepted for payment by Purchaser pursuant to the Offer, may also be withdrawn at any time after April 8, 2002. See Section 4 of the Offer to Purchase.

   The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions set forth in the Offer to Purchase, including the undersigned's representation that the undersigned owns the Shares being tendered.

   Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions", please mail the check for the purchase price and/or any certificate(s) for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or any certificate(s) for Shares not tendered or accepted for payment in the name of, and deliver such check and/or such certificates to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions", please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

------------------------------------------------------------  ----------------------------------------------------------
              SPECIAL PAYMENT INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
            (See Instructions 1, 5, 6 and 7)                             (See Instructions 1, 5, 6 and 7)

   To be completed ONLY if Share Certificate(s) not              To be completed ONLY if Share Certificate(s) not
tendered or not accepted for payment and/or the check         tendered or not accepted for payment and/or the check
for the purchase price of Shares accepted for payment         for the purchase price of Shares accepted for payment
are to be issued in the name of someone other than the        are to be sent to someone other than the undersigned or
undersigned or if Shares tendered by book-entry transfer      to the undersigned at an address other than that shown
which are not accepted for payment are to be returned         above.
by credit to an account maintained at the Book-Entry
Transfer Facility.                                            Mail [_] check [_] certificates to:

Issue [_] check [_] certificates to:                          Name___________________________________________________
                                                                                  (Please Print)
Name____________________________________________________
                     (Please Print)                           Address________________________________________________

Address_________________________________________________      _______________________________________________________
                                                                                (Include Zip Code)
________________________________________________________
                   (Include Zip Code)                         _______________________________________________________
                                                                         (Tax Id. or Social Security No.)
________________________________________________________                     (See Substitute Form W-9)
            (Tax Id. or Social Security No.)
               (See Substitute Form W-9)

Credit Shares tendered by book-entry transfer that are not accepted for payment to The Depository Trust
Company ("DTC") to:

________________________________________________________
                   (DTC Account No.)
------------------------------------------------------------  ----------------------------------------------------------

              -----------------------------------------------------------------------------------------------
SIGN                                                    SIGN HERE                                            SIGN
HERE                                         AND COMPLETE SUBSTITUTE FORM W-9                                HERE

(right arrow) X ____________________________________________________________________________________________ (arrow left)

              X ____________________________________________________________________________________________
                                               (Signature(s) of Holder(s))

              Dated: __________________________________________________________________________________ 2002
              (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share
              Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

              Name(s) ______________________________________________________________________________________

              ______________________________________________________________________________________________
                                                      (Please Print)

              Capacity (full title) ________________________________________________________________________

              Address ______________________________________________________________________________________

              ______________________________________________________________________________________________
                                                    (Include Zip Code)

              Area Code and Telephone Number _______________________________________________________________

              Tax Identification or Social Security No. ____________________________________________________

                                               COMPLETE SUBSTITUTE FORM W-9

                                                GUARANTEE OF SIGNATURE(S)
                                                (See Instructions 1 and 5)

              Authorized Signature _________________________________________________________________________

              Name _________________________________________________________________________________________

              Name of Firm _________________________________________________________________________________
                                                      (Please Print)

              Address ______________________________________________________________________________________

              ______________________________________________________________________________________________
                                                    (Include Zip Code)

              Area Code and Telephone Number _______________________________________________________________

              Dated: _______________________________________________________________________________ , 200 .

              -----------------------------------------------------------------------------------------------

                                 INSTRUCTIONS
             Forming Part Of The Terms And Conditions Of The Offer

   1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or by any "eligible guarantor institution," as such term is defined in Rule 17Ad-15 and/or the Securities Exchange Act of 1934 as amended (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

   2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be completed by shareholders either if Share Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Shares into the Paying Agent's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Paying Agent at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Share Certificates are forwarded to the Paying Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

   Shareholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Paying Agent prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Paying Agent prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal, properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Paying Agent within three American Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

   The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Paying Agent (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

   No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.

   3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

   4. Partial Tenders (Not Applicable to Book-Entry Shareholders). If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Paying Agent will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or not purchased are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

   6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom, is submitted.

   Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

   7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Shareholder may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Shareholder may designate under "Special Payment Instructions." If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account from which they were tendered at the Book-Entry Transfer Facility.

   8. Waiver of Conditions. Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase), the conditions of the Offer (other than the Minimum Condition (as defined in the Offer to Purchase)) may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion.

   9. 31% Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Paying Agent with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Paying Agent is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

   Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-9, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-9 can be obtained from the Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

   If backup withholding applies, the Paying Agent is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

   The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Paying Agent.

   The shareholder is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

   10. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or the Dealer Manager or from brokers, dealers, commercial banks or trust companies. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

   11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Paying Agent. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

Important:  This Letter of Transmittal, properly completed and duly executed together with certificates or confirmation of Book-Entry Transfer or the Notice of Guaranteed Delivery, and all other required documents, must be received by the Paying Agent prior to the Expiration Date.

                   PAYER'S NAME: Mellon Investor Services LLC
--------------------------------------------------------------------------------

SUBSTITUTE                    Part 1--PLEASE PROVIDE YOUR TIN IN                  __________________________________________________
Form W-9                      THE BOX AT THE RIGHT AND CERTIFY BY                                Social Security Number
                              SIGNING AND DATING BELOW.                                                    OR
Department of the Treasury                                                        __________________________________________________
Internal Revenue Service                                                                    Employer Identification Number
                              ------------------------------------------------------------------------------------------------------
Payer's Request for Taxpayer  Part 2--Certification--Under penalties of perjury, I certify that:
Identification Number ("TIN") (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me) and
      SIGN HERE (right arrow) (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS")
                                  that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                              ------------------------------------------------------------------------------------------------------
                              Certification Instructions--You must cross out item (2) above if                     Part 3
                              you have been notified by the IRS that you are currently subject to             Awaiting TIN [_]
                              backup withholding because of under-reporting interest or
                              dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

                              Signature ____________________________________________ Date __________________________________ , 2002

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

  Signature___________________   Date___________________________________ , 2002
--------------------------------------------------------------------------------

                    The Information Agent for the Offer is:
                          [LOGO] Georgeson Shareholder
                          17 State Street, 10th Floor
                           New York, New York 10004

                    Banks and Brokers Call: (212) 440-9800
                   All Others Call Toll Free: (866) 468-0553

                     The Dealer Manager for the Offer is:
                    [LOGO] Georgeson Shareholder Securities
                 Georgeson Shareholder Securities Corporation
                          17 State Street, 10th Floor
                           New York, New York 10004

                                (212) 440-9800
                                (800) 445-1790